Offerings - Offering: 1	Aug. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 135,090,563.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 18,656.01
Offering Note	Calculated as the aggregate maximum purchase price for shares of beneficial interest of Blue Owl Technology Income Corp. (the "Company"). This amount is based upon the offer to purchase up to 13,926,862 Shares and the net asset value per Class I Share, Class S Share, and Class D Share as of June 30, 2026. The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026 dated Aug. 25, 2025.